UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2014

Commission File Number 1-13610

PMC COMMERCIAL TRUST

(Exact name of registrant as specified in its charter)

TEXAS	75-6446078
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Pursuant to authorization of the Board of Trust Managers of PMC Commercial Trust, a Texas real estate investment trust (“PMC Commercial”), on February 28, 2014, PMC Commercial provided written notice to the NYSE MKT LLC (the “NYSE MKT”) that PMC Commercial intends to transfer the listing of PMC Commercial’s common shares from the NYSE MKT to The NASDAQ Stock Market LLC (“NASDAQ”). NASDAQ has authorized the listing of PMC Commercial’s common shares on the NASDAQ Global Market. PMC Commercial expects that the final day of trading of its common shares on the NYSE MKT will be the day of the closing of its proposed merger with CIM Urban REIT, LLC (the “Merger”), and that its common shares will begin trading on the NASDAQ Global Market, under the ticker symbol PMCT, on the first business day following the closing of the Merger. The proposed Merger is currently expected to close on March 11, 2014.

Item 8.01 Other Events

On February 28, 2014, PMC Commercial issued a press release announcing the intended transfer of the listing of PMC Commercial’s common shares to NASDAQ, as described above, as well as its declaration of a special dividend payable to PMC Commercial shareholders of record as of the close of business on the last business day prior to the closing of the Merger. The special dividend is contemplated by the Agreement and Plan of Merger dated as of July 8, 2013, by and among PMC Commercial, CIM Urban REIT, LLC, and their respective merger subsidiaries (the “Merger Agreement”), which provides for the payment of a dividend equal to the sum of (a) $5.50 per common share, plus (b) the portion of PMC Commercial’s regular quarterly dividend accrued pro rata through the last business day prior to the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Additional Information and Where To Find It

This communication is not a substitute for the Registration Statement on Form S-4 (File No. 333-190934) that PMC Commercial filed with the SEC in connection with the proposed merger with CIM REIT and their respective subsidiaries, or PMC Commercial’s definitive Proxy Statement/Prospectus dated December 30, 2013, or the Supplement to definitive Proxy Statement/Prospectus dated January 31, 2014. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND RELATED SUPPLEMENT, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS.

Investors and security holders may obtain free copies of the Proxy Statement/Prospectus, Supplement and other documents filed with the SEC by PMC Commercial through the web site maintained by the SEC at www.sec.gov and that maintained by PMC Commercial Trust at www.pmctrust.com.

In addition, investors and security holders may obtain free copies of the Proxy Statement/Prospectus and Supplement from PMC Commercial by contacting PMC Commercial Trust, Attn: Investor Relations, 17950 Preston Road, Suite 600, Dallas, Texas 75252.

Forward-Looking Statements

The information set forth herein (including information included or referenced herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect PMC Commercial’s and CIM REIT’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the Merger contemplated by the related Merger Agreement (the “Merger Agreement”) will be consummated, PMC Commercial’s and CIM Group LLC’s (“CIM Group”) plans for the merged company, market and other expectations, objectives, intentions, as well as any expectations with respect to the merged company, including regarding valuations, future dividends, estimates of growth, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the proposed Merger due to failure to satisfy other conditions to completion of the transactions, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; (3) risks related to disruption of management’s attention from ongoing business operations due to the Merger; (4) the effect of the announcement of the proposed Merger on PMC Commercial’s or CIM Urban’s relationships with its customers, investors, tenants, lenders, operating results and business generally; (5) risks related to substantial expenditures with respect to the Merger, which may or may not be reimbursable in the event of the termination of the Merger Agreement; (6) the outcome of any legal proceedings relating to the Merger; and (7) risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in PMC Commercial’s filings with the SEC, which are available at the SEC’s website at www.sec.gov and on PMC Commercial’s website at www.pmctrust.com, including those set forth in PMC Commercial’s Proxy Statement/Prospectus dated December 30, 2013, Supplement to Definitive Proxy Statement/Prospectus dated January 31, 2014, Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013. PMC Commercial and CIM Group disclaim any obligation to update and revise statements contained herein or the materials referenced herein based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated February 28, 2014

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2014

PMC COMMERCIAL TRUST

By:	/s/ Jan F. Salit
Jan F. Salit, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Title
99.1	Press Release dated February 28, 2014

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